SUPPLEMENT TO THE SPARTAN(registered trademark) SHORT-TERM BOND FUND
AND
SPARTAN(registered trademark) INVESTMENT GRADE BOND FUND NOVEMBER 28, 1997 PROSPECTUS
FMR anticipates presenting a proposal to the Board of Trustees of Spartan Short-Term Bond Fund requesting their approval to present shareholders of the fund a proposal to merge the fund into Fidelity Short-Term Bond Fund.
As a result, effective the close of business on June 26, 1998, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that
have discretionary assets of at least $   500 m    illion invested in
mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.
WITH RESPECT TO SPARTAN INVESTMENT GRADE BOND, the minimum investments have been changed to the following:
MINIMUM INVESTMENTS
   SPARTAN SHORT-TERM BOND
TO OPEN AN ACCOUNT  $25,000
For certain Fidelity retirement accountsA  $25,000
TO ADD TO AN ACCOUNT  $1,000
For certain Fidelity retirement accountsA $25,000
Through regular investment plansB $500
MINIMUM BALANCE $10,000
For certain Fidelity retirement accountsA $10,000
A FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 26.
References to the minimums throughout the prospectus are changed to the above minimums with respect to Spartan Investment Grade Bond.
WITH RESPECT TO SPARTAN SHORT-TERM BOND AND SPARTAN INVESTMENT GRADE BOND, the following fees for individual transactions have been eliminated: the $5.00 exchange fee, the $5.00 wire fee, the $2.00 checkwriting fee, and the $5.00 account closeout fee. References to these fees throughout the prospectus are no longer in effect.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "EXPENSES" BEGINNING ON PAGE 5.
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 29, for an explanation of how and when these charges apply.
SALES CHARGE ON PURCHASES             NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS  NONE

ANNUAL ACCOUNT MAINTENANCE FEE        $12.00
(FOR ACCOUNTS UNDER $2,500)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
SPARTAN SHORT-TERM BOND
   SPARTAN SHORT-TERM BOND
1 YEAR    $ 4

3 YEARS   $ 12

5 YEARS   $ 21

10 YEARS  $ 48

SPARTAN INVESTMENT GRADE BOND
   SPARTAN SHORT-TERM BOND
1 YEAR    $ 4

3 YEARS   $ 12

5 YEARS   $ 21

10 YEARS  $ 48

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "EXPENSES" ON PAGE 6.
Effective March 1, 1997, FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.38% of its average net assets through December 31, 1998. If these agreements were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of each fund would have been 0.65%, 0.00% and 0.65%, respectively. Effective January 1, 1999, FMR has voluntarily agreed to reimburse Spartan Investment Grade Bond to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.50% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of the fund are expected to be 0.60%, 0.00% and 0.60%, respectively. THE FOLLOWING INFORMATION SUPPLEMENTS THAT FOUND UNDER THE "INVESTMENT PRINCIPLES AND RISKS" SECTION BEGINNING ON PAGE 13 .
In managing bond funds, FMR selects a benchmark index which is representative of the portion of the bond market in which a fund invests. FMR uses this benchmark index as a guide in structuring the fund and selecting its investments. The benchmark index for Spartan Short-Term Bond is the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market value weighted benchmark of investment-grade fixed-rate debt issues with maturities between one and three years. The benchmark index for Spartan Investment Grade is the Lehman Brothers Aggregate Bond Index, a market value weighted benchmark of investment-grade fixed-rate debt issues with maturities of at least one year. FMR manages each fund to have similar overall interest rate risk to its respective Index.
THE FOLLOWING INFORMATION REPLACES THE FIRST TWO PARAGRAPHS FOUND UNDER "MANAGEMENT FEE" IN "BREAKDOWN OF EXPENSES" ON PAGE 19.
Each fund's management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of each fund with limited exceptions. Spartan Short-Term Bond's annual management fee rate is 0.65% of its average net assets. Spartan Investment Grade Bond's annual management fee rate is 0.60% of its average net assets.
On June 27, 1998, FMR reduced the management fee rate for Spartan Investment Grade Bond from 0.65% to 0.60%.
Effective March 1, 1997, FMR has voluntarily agreed to limit each fund's total operating expenses to an annual rate of 0.38% of average net assets. This agreement will continue until December 31, 1998. Effective January 1, 1999, FMR has voluntarily agreed to limit Spartan Investment Grade Bond's total operating expenses to an annual rate of 0.50% of average net assets.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "BREAKDOWN OF EXPENSES" SECTION ON PAGE 19.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.